Exhibit 99.1

Akamai Inference Cloud Transforms AI from Core to Edge with NVIDIA

Provides scalable, secure, and low-latency AI inference globally, to power the wave of Agentic and Physical AI

CAMBRIDGE, MA, October 28, 2025 – Akamai Technologies, Inc. (NASDAQ:AKAM) today launched Akamai Inference Cloud, a platform that redefines where and how AI is used by expanding inference from core data centers to the edge of the internet.

Akamai Inference Cloud enables intelligent, agentic AI inference at the edge, close to users and devices. Unlike traditional systems this platform is purpose-built to provide low-latency, real-time edge AI processing on a global scale. This launch of Akamai Inference Cloud leverages Akamai’s expertise in globally distributed architectures and NVIDIA Blackwell AI infrastructure to radically rethink and extend the accelerated computing needed to unlock AI's true potential.

The next generation of AI applications, from personalized digital experiences and smart agents to real-time decision systems demand that AI inference be pushed closer to the user, providing instant engagement where they interact, and making smart decisions about where to route requests. Agentic workloads increasingly require low-latency inference, local context, and the ability to scale globally in an instant. Built to power this transformation, Akamai Inference Cloud is a distributed, generative edge platform that places the NVIDIA AI stack closer to where data is created and decisions need to be made.

“The next wave of AI requires the same proximity to users that allowed the internet to scale to become the pervasive global platform that it is today,” said Dr. Tom Leighton, Akamai CEO and co-founder. “Akamai solved this challenge before - and we're doing it again. Powered by NVIDIA AI infrastructure, Akamai Inference Cloud will meet the intensifying demand to scale AI inference capacity and performance by putting AI's decision-making in thousands of locations around the world, enabling faster, smarter, and more secure responses.”

“Inference has become the most compute-intensive phase of AI — demanding real-time reasoning at planetary scale,” said Jensen Huang, founder and CEO, NVIDIA. “Together, NVIDIA and Akamai are moving inference closer to users everywhere, delivering faster, more scalable generative AI and unlocking the next generation of intelligent applications.”

Akamai Inference Cloud redefines where and how AI is used by bringing intelligent, agentic AI inference close to users and devices. The platform combines NVIDIA RTX PRO Servers, featuring NVIDIA RTX PRO 6000 Blackwell Server Edition GPUs, NVIDIA BlueField-3 DPUs, and NVIDIA AI Enterprise software with Akamai's distributed cloud computing infrastructure and global edge network, which has over 4,200 locations worldwide. Akamai Inference Cloud will drive Akamai's vision for highly scalable, distributed AI performance worldwide by leveraging NVIDIA’s latest technologies — including the recently announced NVIDIA BlueField-4 DPU -- to further accelerate and secure data access and AI inference workloads from core to edge.

Akamai has teamed up with NVIDIA to boldly bring inference where inference has never gone before, charting new AI frontiers with Akamai Inference Cloud:
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●Extending enterprise AI Factories to the edge to enable smart commerce agents and personalized digital experiences - AI Factories are powerhouses that orchestrate the AI lifecycle from data ingestion to creating intelligence at scale. Akamai Inference Cloud extends AI Factories to the edge, decentralizing data and processing and routing requests to the best model using Akamai’s massively distributed edge locations. This will enable smart agents to adapt instantly to user location, behavior and intent, and act autonomously to negotiate, purchase, and optimize transactions in real time.
●Enabling Streaming Inference and Agents to provide instant financial insights and perform real-time decisioning - AI agents require multiple sequential inferences to complete complex tasks, creating delays that erode user engagement. Agentic AI workflows require several inference calls, and if each call creates a network delay, it makes the experience feel sluggish or too slow to meet machine-to-machine latency requirements. Akamai Inference Cloud's edge-native architecture delivers virtually instant responses, enabling AI agents to operate with human-like responsiveness across multi-step workflows. This can be useful in detecting fraud, accelerating secure payments, and enabling high-speed decisions for industrial edges.
●Enabling Real-Time Physical AI to operate beyond human-level responsiveness- Physical AI systems like autonomous vehicles, industrial robots, and smart city infrastructure require millisecond-precision decision-making to safely interact with the physical world. Akamai Inference Cloud is designed to enable physical AI to process sensor data, make safety decisions, and coordinate actions at the speed of the physical world—helping transform everything from factory floors and delivery drones to surgical robots and autonomous transportation networks into responsive, intelligent systems that can operate safely alongside humans.
●Accelerating Time to Value - Orchestrating complex, distributed AI workloads across multiple cloud regions requires specialized skills and teams. Akamai Inference Cloud's intelligent orchestration layer automatically routes AI tasks to optimal locations—routine inference executes instantly at the edge through NVIDIA's NIM microservices, while sophisticated reasoning leverages centralized AI factories, all managed through a unified platform that abstracts away infrastructure complexity.

Akamai Inference Cloud is available, targeting 20 initial locations around the globe with plans for an expanded rollout underway.

About Akamai
Akamai is the cybersecurity and cloud computing company that powers and protects business online. Our market-leading security solutions, superior threat intelligence, and global operations team provide defense in depth to safeguard enterprise data and applications everywhere. Akamai’s full-stack cloud computing solutions deliver performance and affordability on the world’s most distributed platform. Global enterprises trust Akamai to provide the industry-leading reliability, scale, and expertise they need to grow their business with confidence. Learn more at akamai.com and akamai.com/blog, or follow Akamai Technologies on X and LinkedIn.

Akamai Statement Under the Private Securities Litigation Reform Act
This press release contains statements that are not statements of historical fact and constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Akamai Inference Cloud, its anticipated capabilities, scalability, performance, global deployment plans and the expected benefits to Akamai, current and prospective customers and end users. Each of the forward-looking statements is subject to change as a result of various important factors, many of which are beyond Akamai’s control, including, but not limited to: Akamai's inability to achieve the expected performance or benefits of Akamai Inference Cloud; Akamai’s capabilities failing to meet expectations, including due to defects, security breaches, delays in performance, challenges in leveraging NVIDIA's technologies, or other similar problems; effects of competition, including pricing pressure and changing business models; changes in customer or user preferences or demands; macroeconomic trends and uncertainties, including industry volatility, the effects of inflation, fluctuating interest and foreign currency exchange rates, supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in Akamai’s or NVIDIA's products or IT systems, including cyber-attacks, data breaches or malware; changes to economic, political and regulatory conditions in the United States or internationally; and other factors that are discussed in Akamai’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission. The forward-looking statements contained herein are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Akamai disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Contacts
Akamai Media Relations
akamaipr@akamai.com

Akamai Investor Relations
invrel@akamai.com

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